FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	9	2,901,026.02	0.78	5.363	675	87.70
5.501 - 6.000	41	15,367,017.90	4.15	5.908	656	86.91
6.001 - 6.500	118	37,695,485.44	10.19	6.352	636	87.20
6.501 - 7.000	240	72,391,148.20	19.56	6.841	634	89.20
7.001 - 7.500	268	66,512,092.83	17.97	7.304	613	89.59
7.501 - 8.000	311	70,301,726.48	19.00	7.807	603	89.83
8.001 - 8.500	189	35,723,283.99	9.65	8.285	606	90.35
8.501 - 9.000	229	24,658,123.37	6.66	8.826	623	93.43
9.001 - 9.500	137	9,564,102.17	2.58	9.293	648	97.19
9.501 - 10.000	171	13,156,517.26	3.55	9.848	669	99.06
10.001 - 10.500	127	7,457,723.96	2.02	10.370	623	99.83
10.501 - 11.000	172	8,831,974.34	2.39	10.859	618	99.55
11.001 - 11.500	81	4,424,411.32	1.20	11.191	619	98.80
11.501 - 12.000	27	606,069.91	0.16	11.892	615	97.35
12.001 - 12.500	32	439,690.08	0.12	12.299	623	94.75
12.501 - 13.000	3	37,707.41	0.01	12.929	625	90.03
13.001 - 13.500	2	24,095.53	0.01	13.250	649	92.82

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

Min: 5.150
Max: 13.250
Weighted Average: 7.684

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	412	11,902,252.72	3.22	10.255	639	99.22
50,000.01 - 100,000.00	448	32,945,991.29	8.90	9.473	637	96.46
100,000.01 - 150,000.00	344	41,769,057.09	11.29	8.475	621	92.23
150,000.01 - 200,000.00	261	45,111,255.40	12.19	7.717	612	89.92
200,000.01 - 250,000.00	183	40,838,413.34	11.03	7.361	614	89.32
250,000.01 - 300,000.00	144	39,619,769.70	10.71	7.268	622	89.04
300,000.01 - 350,000.00	103	33,410,254.94	9.03	7.067	629	89.44
350,000.01 - 400,000.00	84	31,153,486.47	8.42	7.144	629	90.22
400,000.01 - 450,000.00	59	25,154,136.95	6.80	7.078	624	89.30
450,000.01 - 500,000.00	34	16,340,284.10	4.42	7.087	638	88.70
500,000.01 - 550,000.00	26	13,680,728.73	3.70	6.976	631	88.81
550,000.01 - 600,000.00	21	12,072,013.96	3.26	7.115	612	88.65
600,000.01 - 650,000.00	11	6,880,241.61	1.86	6.722	622	88.45
650,000.01 - 700,000.00	9	6,026,298.27	1.63	7.440	620	89.32
700,000.01 - 750,000.00	18	13,188,011.64	3.56	7.139	604	88.69

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

Min: $4,928.22
Max: $749,030.38
Average: $171,577.28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	1,004	236,584,914.14	63.93	7.445	614	89.24
Fixed 30 yr	781	67,793,118.17	18.32	9.115	649	95.93
ARM 2/28 - IO	180	53,652,934.00	14.50	6.863	628	89.88
ARM 3/27	20	4,222,221.34	1.14	7.309	629	89.54
ARM 3/27 - IO	9	2,707,450.00	0.73	6.776	670	91.40
ARM 5/25	7	1,872,153.38	0.51	6.939	645	86.34
Fixed 15 yr	65	1,475,851.01	0.40	10.668	629	97.64
Fixed 10 yr	61	852,319.42	0.23	11.238	634	94.64
Fixed 20 yr	20	829,387.64	0.22	9.217	639	96.15
Fixed 5 yr	10	101,847.11	0.03	11.921	655	93.75

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	1,220	299,039,672.86	80.80	7.329	617	89.36
Fixed	937	71,052,523.35	19.20	9.178	648	95.95

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	935	203,801,045.54	55.07	7.281	616	88.89
Not Covered	1,222	166,291,150.67	44.93	8.179	632	92.75

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	918	156,269,596.04	42.22	7.789	624	90.91
2	1,134	189,038,515.26	51.08	7.654	623	90.46
3	100	23,355,083.01	6.31	7.247	622	90.05
4	2	364,304.79	0.10	7.430	634	91.83
5	3	1,064,697.11	0.29	7.394	635	89.50

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

Min: 1
Max: 5
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,316	320,576,257.16	86.62	7.320	619	89.27
2	841	49,515,939.05	13.38	10.042	651	99.40

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

80.01 - 85.00	359	88,598,793.10	23.94	7.149	602	84.53
85.01 - 90.00	816	195,232,782.21	52.75	7.336	621	89.84
90.01 - 95.00	171	21,431,660.65	5.79	7.786	641	94.77
95.01 - 100.00	811	64,828,960.25	17.52	9.431	653	99.94

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

Min: 80.23
Max: 100.00
Weighted Average: 90.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	10	3,033,519.95	0.82	8.120	507	85.38
520 - 539	45	9,076,543.32	2.45	7.918	531	84.80
540 - 559	146	29,576,079.21	7.99	7.731	552	88.24
560 - 579	186	38,255,950.03	10.34	7.627	569	88.74
580 - 599	271	49,703,073.76	13.43	7.616	589	89.24
600 - 619	370	60,378,711.59	16.31	7.808	610	90.85
620 - 639	343	53,923,488.56	14.57	7.762	629	91.33
640 - 659	281	40,510,641.89	10.95	7.774	649	92.41
660 - 679	172	30,584,646.22	8.26	7.466	670	92.06
680 - 699	144	22,008,872.05	5.95	7.663	689	92.79
700 - 719	78	14,675,342.82	3.97	7.593	709	93.37
720 - 739	48	7,486,058.57	2.02	7.382	730	92.20
740 - 759	33	4,989,153.38	1.35	7.653	748	92.61
760 - 779	17	4,026,246.90	1.09	7.034	771	90.04
780 - 799	12	1,731,230.65	0.47	7.191	787	93.25
800 - 819	1	132,637.31	0.04	6.500	802	93.01

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

Min: 501
Max: 802
NZ Weighted Average: 623

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refi	839	191,689,179.63	51.79	7.282	615	89.03
Purchase	1,294	173,288,389.84	46.82	8.137	632	92.44
Rate/Term Refi	24	5,114,626.74	1.38	7.431	622	89.03

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,815	306,065,623.64	82.70	7.691	618	90.47
Duplex	180	37,441,451.01	10.12	7.661	649	91.65
Condo	140	19,878,919.90	5.37	7.920	634	91.54
3-4 Family	22	6,706,201.66	1.81	6.802	666	89.19

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	1,648	273,979,405.33	74.03	7.556	616	90.29
Stated	471	86,014,589.92	23.24	8.129	648	91.85
Limited	38	10,098,200.96	2.73	7.390	608	89.16

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,932	333,741,309.17	90.18	7.696	620	90.80
Non-Owner Occupied	209	32,040,410.20	8.66	7.633	657	88.99
Second Home	16	4,310,476.84	1.16	7.133	636	88.85

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	56	7,737,996.65	2.09	7.892	605	90.08
Arkansas	2	138,115.61	0.04	8.858	606	88.57
California	344	87,157,854.35	23.55	7.372	622	90.15
Colorado	40	3,981,111.29	1.08	8.257	602	92.37
Connecticut	40	6,652,233.92	1.80	7.627	644	90.53
Delaware	8	1,157,479.89	0.31	7.996	623	91.10
District of Columbia	13	2,792,012.19	0.75	7.437	639	89.15
Florida	284	41,163,637.13	11.12	7.966	616	90.94
Georgia	139	14,687,312.21	3.97	7.998	609	90.84
Hawaii	23	4,052,504.02	1.09	8.081	648	92.48
Idaho	11	611,073.04	0.17	8.739	595	93.15
Illinois	169	22,778,281.06	6.15	7.819	630	90.82
Indiana	17	1,141,726.36	0.31	8.493	626	91.40
Iowa	2	129,429.59	0.03	7.965	677	92.16
Kansas	1	79,575.06	0.02	9.250	527	83.89
Kentucky	7	1,194,409.40	0.32	7.302	590	89.70
Maine	5	878,035.21	0.24	7.947	588	89.58
Maryland	114	20,457,269.66	5.53	7.592	612	89.58
Massachusetts	52	10,497,523.49	2.84	7.432	643	91.10
Michigan	58	5,879,317.69	1.59	8.052	610	89.99
Minnesota	24	4,897,219.93	1.32	7.414	618	88.52
Missouri	21	2,531,055.49	0.68	8.358	603	91.93
Montana	1	341,128.58	0.09	7.400	557	90.00
Nebraska	2	170,702.15	0.05	8.175	565	90.26
Nevada	36	6,382,850.87	1.72	7.783	625	91.50
New Hampshire	13	2,105,096.30	0.57	7.643	626	91.06
New Jersey	147	32,917,337.31	8.89	7.579	634	90.68
New Mexico	4	1,130,670.39	0.31	8.005	634	90.40
New York	175	37,617,330.09	10.16	7.652	647	91.93
North Carolina	27	2,894,200.19	0.78	8.096	581	89.01
Ohio	36	3,653,836.39	0.99	8.135	598	91.59
Oklahoma	3	273,059.55	0.07	8.984	606	98.00
Oregon	13	1,216,835.28	0.33	7.927	612	91.57
Pennsylvania	31	3,368,203.91	0.91	8.052	610	89.58
Rhode Island	11	2,292,496.14	0.62	7.139	640	88.91
South Carolina	13	1,200,325.81	0.32	8.132	593	90.03
Tennessee	14	2,265,392.27	0.61	7.367	597	87.57
Texas	36	4,098,116.30	1.11	8.326	580	90.38
Utah	8	857,303.77	0.23	6.986	612	90.42
Virginia	75	15,603,112.89	4.22	7.678	617	90.73
Washington	47	7,105,223.05	1.92	7.854	609	90.24
West Virginia	2	398,517.62	0.11	8.005	615	93.77
Wisconsin	32	3,585,914.09	0.97	7.871	627	90.48
Wyoming	1	19,370.02	0.01	10.990	608	95.00

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	560	87,752,721.14	23.71	7.881	629	91.13
12	321	60,869,181.86	16.45	7.669	635	90.54
24	1,116	194,933,520.23	52.67	7.661	616	90.62
36	160	26,536,772.98	7.17	7.242	626	89.15

Total:	2,157	370,092,196.21	100.00	7.684	623	90.63

Loans with Penalty: 76.29

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.501 - 3.000	1	529,683.99	0.18	6.990	613	90.00
4.001 - 4.500	3	1,053,448.91	0.35	5.185	642	90.00
4.501 - 5.000	19	6,683,520.82	2.23	5.691	655	87.23
5.001 - 5.500	76	24,269,821.00	8.12	6.165	651	87.20
5.501 - 6.000	170	54,753,475.42	18.31	6.652	630	88.37
6.001 - 6.500	268	72,335,491.93	24.19	7.130	621	89.49
6.501 - 7.000	683	139,414,230.79	46.62	7.998	602	90.15

Total:	1,220	299,039,672.86	100.00	7.329	617	89.36

Min: 3.000
Max: 6.990
Weighted Average (>0): 6.317

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	9	2,901,026.02	0.97	5.363	675	87.70
11.501 - 12.000	33	12,261,988.14	4.10	5.887	654	86.86
12.001 - 12.500	106	34,255,601.11	11.46	6.346	634	87.35
12.501 - 13.000	216	66,603,876.91	22.27	6.844	631	89.27
13.001 - 13.500	258	64,324,033.92	21.51	7.304	613	89.55
13.501 - 14.000	291	65,812,227.42	22.01	7.810	601	89.96
14.001 - 14.500	177	34,674,685.56	11.60	8.264	605	90.43
14.501 - 15.000	100	15,579,477.15	5.21	8.711	597	90.39
15.001 - 15.500	18	1,849,780.25	0.62	9.253	580	90.51
15.501 - 16.000	11	712,057.13	0.24	9.756	605	92.63
16.001 - 16.500	1	64,919.25	0.02	10.350	708	100.00

Total:	1,220	299,039,672.86	100.00	7.329	617	89.36

Min: 11.150
Max: 16.350
Weighted Average (>0): 13.334

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	9	2,901,026.02	0.97	5.363	675	87.70
5.501 - 6.000	33	12,261,988.14	4.10	5.887	654	86.86
6.001 - 6.500	106	34,255,601.11	11.46	6.346	634	87.35
6.501 - 7.000	216	66,603,876.91	22.27	6.844	631	89.27
7.001 - 7.500	260	64,776,736.78	21.66	7.303	613	89.62
7.501 - 8.000	293	66,521,924.53	22.25	7.807	602	89.90
8.001 - 8.500	176	34,284,866.22	11.46	8.280	605	90.31
8.501 - 9.000	98	14,869,780.04	4.97	8.765	595	90.69
9.001 - 9.500	17	1,786,896.73	0.60	9.281	576	90.53
9.501 - 10.000	11	712,057.13	0.24	9.756	605	92.63
10.001 - 10.500	1	64,919.25	0.02	10.350	708	100.00

Total:	1,220	299,039,672.86	100.00	7.329	617	89.36

Min: 5.150
Max: 10.350
Weighted Average (>0): 7.329

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	1,215	297,814,389.37	99.59	7.329	617	89.36
3.000	5	1,225,283.49	0.41	7.453	637	89.96

Total:	1,220	299,039,672.86	100.00	7.329	617	89.36

Min: 2.000
Max: 3.000
Weighted Average (>0): 2.004

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	1,220	299,039,672.86	100.00	7.329	617	89.36

Total:	1,220	299,039,672.86	100.00	7.329	617	89.36

Min: 1.500
Max: 1.500
Weighted Average (>0): 1.500

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

19	3	1,064,697.11	0.36	7.394	635	89.50
20	2	364,304.79	0.12	7.430	634	91.83
21	73	20,288,672.46	6.78	7.134	621	89.83
22	597	142,713,327.49	47.72	7.267	614	89.05
23	509	125,806,846.29	42.07	7.449	617	89.62
33	2	566,759.28	0.19	7.384	598	91.17
34	15	3,794,133.14	1.27	6.891	652	89.96
35	12	2,568,778.92	0.86	7.348	644	90.51
58	4	1,120,647.11	0.37	6.889	620	86.13
59	3	751,506.27	0.25	7.015	682	86.67

Total:	1,220	299,039,672.86	100.00	7.329	617	89.36

Min: 19
Max: 59
Weighted Average: 23

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.